After Recording, Return To:

Crown Mines, L.L.C.

P. O. Box 743547

Dallas, Texas  75374-3547

ASSIGNMENT OF CONTRACTUAL WATER RIGHT

This Assignment of Contractual Water Right (this “Assignment”) is entered into between CROWN MINES, L.L.C., a Texas limited liability company, with an address of P. O. Box 743547, Dallas, Texas 75374-3547 (“Crown Mines”), and DEER TRAIL MINING COMPANY, L.L.C., a Nevada limited liability company, with an address of 8880 Rio San Diego Drive, 8th Floor, San Diego, California 92108 (“DTMC”), this 30th day of July, 2007 (“Effective Date”).  Crown Mines and DTMC may be referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

A.

Crown Mines owns a contractual right to use water diverted under Water Right No. 63-3043 as evidenced and described in the Agreement between Cottonwood Irrigation Company and Deer Trail Development Corporation, dated July 28, 1977 (the “Contractual Right”), a copy of which is attached to this Agreement as Exhibit A.

B.

Concurrently with the Effective Date, Crown Mines conveyed to DTMC certain patented and unpatented mining claims and mill sites and dumps situated in Piute County, State of Utah, described in the attached Exhibit B (the “Claims”).

C.

DTMC desires to use the Contractual Water Right in its operation of the Claims.

D.

Crown Mines is willing to assign to DTMC one-half of its interest in the Contractual Water Right and concurrently with the Effective Date, Crown Mines has leased the remaining one-half of its interest in the Contractual Water Right to DTMC through that certain Water Rights Lease and Water Pipeline Easement Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of their mutual covenants and promises described herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:

1.

Recordation of Agreement.  This Agreement may be recorded by a Party with any governmental agency, including in the offices of the County Recorder of Piute County, Utah, and Sevier County, Utah

2.

Lease of Water Right and Pipeline.  Crown Mines hereby assigns one-half of its interest in the Contractual Water Right to DTMC for purposes consistent with the approved uses of the Water Right and subject to the limitations set forth in the Agreement between Cottonwood Irrigation Company and Deer Trail Development Corporation, dated July 28, 1977, Exhibit A hereto.

3.

Acceptance of Assignment, Representation and Warranty of Compliance, and Agreement to Indemnify.  DTMC hereby accepts the assignment by Crown Mines of one-half of Crown Mine’s interest in the Contractual Water Right, and DTMC represents and warrants that it shall at all times comply with the covenants and restrictions set forth in the Agreement between Cottonwood Irrigation Company and Deer Trail Development Corporation, dated July 28, 1977, Exhibit A hereto, as if it were a party thereto and that it shall indemnify Crown Mines, its officers, directors, employees, agents and assigns, for any breach by DTMC, or its officers, directors, employees, agents and assigns of such covenants or restrictions.

4.

Filing of Change Applications Restricted.  DTMC shall not file any permanent or temporary change applications on the Contractual Water Right without the express prior written consent of Crown Mines, which consent may be withheld by Crown Mines if Crown Mines, in its sole but reasonable discretion, determines that such change application could jeopardize the Contractual Water Right or the underlying Water Right No. 63-3043 .

5.

Notices.  All notices, payments and other required communications (“Notices”) to the Parties shall be in writing, and shall be addressed as follows:

If to Crown Mines:

Crown Mines, L.L.C.

P. O. Box 743547

Dallas, Texas  75374-3547

With a Copy to:

Michael R. Haggerty

Jackson Walker L.L.P.

901 Main Street, Suite 6000

Dallas, Texas  75202

If to DTMC:

Deer Trail Mining Company, L.L.C.

8880 Rio San Diego Drive, 8th Floor

San Diego, California  92108

With a Copy to:

Robert N. Wilkinson, Esq.

60 East South Temple, Suite 1200

Salt Lake City, Utah  84111

All Notices shall be given by personal delivery, by electronic communication or facsimile, with a confirmation sent by registered or certified mail return receipt requested, or by commercial courier service.  All Notices shall be effective and shall be deemed delivered on the date of delivery if delivered during normal business hours, and if not delivered during normal business hours, on the next business day following delivery.  A Party may change its address by Notice to the other Party.

6.

Authority.  Crown Mines and DTMC represents and warrants to the other that its undersigned officer has been duly authorized and has the power and authority to execute this Agreement on its behalf.

7.

Successors and Assigns.  This Agreement and the covenants contained herein shall be binding upon and inure to the benefit of the Parties, their successors and assigns.

IN WITNESS WHEREOF, the parties have caused this Agreement to be properly executed by persons thereunto duly authorized for the purposes therein stated.

EXECUTED as of the date first above written.

DEER TRAIL MINING COMPANY, L.L.C.,

CROWN MINES, L.L.C.,

a Nevada limited liability company

a Texas limited liability company

By:  _/s/ Mark A. Lopez___________

By:  _/s/ I.N. Fehr_______________

Its:  _Manager___________________

Its:  _________________________

STATE OF CALIFORNIA

)

: ss.

COUNTY OF

SAN DIEGO

)

The foregoing instrument was acknowledged before me this 31 day of July, 2007, by Mark A. Lopez, Manager of DEER TRAIL MINING COMPANY, L.L.C., a Nevada limited liability company.

[NOTARY SEAL]

_/s/ Vivian T. Harris___________

Notary Public

STATE OF TEXAS

)

: ss.

COUNTY OF

DALLAS

)

The foregoing instrument was acknowledged before me this 30th day of July, 2007, by I.N. Fehr, the President of CROWN MINES, L.L.C., a Texas limited liability company.

[NOTARY SEAL]

_/s/ Lorlee C. Bartos____________

Notary Public

EXHIBIT A

To Assignment of Contractual Water Right

Agreement between Cottonwood Irrigation Company and

Deer Trail Development Corporation, dated July 28, 1977

RECEIVED
AUG 29 1977
WATER RIGHTS

AGREEMENT

THIS AGREEMENT made and entered into this 26th day of [illegible], 1977, by and between:

COTTONWOOD IRRIGATION COMPANY, an unincorporated association, owners of water in Gold Creek and Cottonwood Creek, hereinafter referred to as "Party of the First Part",

and

DEER TRAIL DEVELOPMENT CORPORATION, a Utah corporation, hereinafter referred to as "Party of the Second Part".

WITNESSETH:

WHEREAS, COTTONWOOD IRRIGATION COMPANY is an association of individuals who are the owners of an interest in the water of Gold Creek and Cottonwood Creek, and

WHEREAS, DEER TRAIL DEVELOPMENT CORPORATION is the successor in interest to Deer Trail Mining Company, and

WHEREAS, PEARSON INVESTMENT COMPANY has now commenced an action against Deer Trail Mining Company seeking to enjoin certain activities claimed to have been engaged in by agents, servants and employees of Deer Trail Mining Company, which said activities involve the use of the Gold Creek and Cottonwood Creek water, and

WHEREAS, parties now desire to settle their differences and to spell out the various rights which each of the parties may have in the water of Gold Creek and Cottonwood Creek,

NOW, THEREFORE, parties agree as follows:

I

The water of Gold Creek and Cottonwood Creek was the subject matter of a Court Decree in the case entitled "Richland Irrigation Company, Inc., plaintiff, vs. Westview Irrigation Company, Inc., et al, defendants", which said legal action resulted in a Decree of Court commonly known as the Cox Decree.

II

The Cox Decree adjudicated the water of Gold Creek and Cottonwood Creek in Piute County as of the use established in 1890 and thereafter. The Decree was based upon a Proposed

Determination by the State Engineer by the name of Bacon and the Bacon Proposed Determination has been generally adopted in the Cox Decree. Bacon's Proposed Determination, as far as the water of Gold Creek and Cottonwood Creek, reads as follows:

1890

DEER TRAIL MINING CO., Marysvale, Utah

(a)	1890	99.6	2.49 c.f.s.) 1.66 c.f.s.)	)From April 15 to Oct. 15.
	Claim No. 269 Diversion No. 306 Plats No. 270,271			Said water to be diverted from Cottonwood Creek at a point 1450 feet W. and 150 feet N. of the NE. corner of Sec. 13, T.28 S.R. 4 W. into the Dennis Ditch and used to irrigate 99.6 acres of land described as follows: 36.5 acres in Sec. 6 and 63.1 acres in Sec. 5, both in T.28 S., R.3 W.
(b)	1890	Domestic	0.02 c.f.s.	From Jan. 1 to Dec. 31. Said water to be diverted from Cottonwood Creek as described in paragraph "a" and used for domestic purposes of 20 persons and for stock watering purposes of 200 head of horses and cattle.

1916

THREE MILE SPRING - Tributary to Cottonwood Creek

DEER TRAIL MINING CO., Marysvale, Utah

Aug. 9, 1916 Application No. 6885 Certificate No. 877 Claim No. 269	Mining	0.25 c.f.s.	From Jan. 1 to Dec. 31. Said water to be diverted from Three Mile Spring, which issues at a point N. 11° 14' W. 1573.4 feet from the SW. corner of Sec. 2, T.28 S., R.4 W., conveyed by means of a pipe line 7510 feet long and used for concentrating gold, silver, lead and copper ore at the Deer Trail Mine in the Mt. Baldy Mining District. After being so used the water is returned to the natural channel at a point S.19° 30' E. 100 feet of the E¼ corner of Sec. 11 of the aforesaid Township and Range.

III

The Determination in the Cox Decree was made as of 1926 and since said time there have been a number of transfers and changes

-2-

in the water ownership that was in effect in 1926. Generally speaking, the Party of the First Part is now successor in interest to Deer Trail Mining Company as far as the irrigation rights set forth under Claim No. 269, and also is the owner of some of the domestic rights set forth under Claim No. 260 of the Bacon Proposed Determination. Deer Trail Mining Company, now DEER TRAIL DEVELOPMENT CORPORATION, a Utah corporation, however, since 1926 has used and retained some of the rights which were adjudicated in 1926 to have been owned by Deer Trail Mining Company. The rights which DEER TRAIL DEVELOPMENT CORPORATION and its predecessors have used have been of a culinary nature. Over the past 50 years the use made has been by hauling from Cottonwood Creek water to the Deer Trail Mine located nearby in tanks such water as was necessary to provide water for the mining activity and the use of the employees at the Deer Trail Mine.

IV

Parties to this agreement agree that all of the water other than what has been trucked in tanks to the Deer Trail Mine has been used by Party of the First Party or its predecessors in interest.

V

In settlement of the dispute arising between the parties to this agreement and the parties named in that certain legal action entitled "Pearson Investment, a Partnership consisting of Rikard D. Pearson, Clark T. Pearson, Randall O. Pearson, Diane P. Frank, Caroline P. Hansen, Mary Kay Jensen, Maughn M. Pearson, Elizabeth P. Milne, Mark Pearson and Paula Pearson, vs. Deer Trail Mining Company, a corporation," parties agree as follows: That the Complaint, the title of which is set forth herein, will be dismissed and the Restraining Order issued vacated.

VI

DEER TRAIL DEVELOPMENT CORPORATION agrees that its use from this time forward of the water in Cottonwood Creek shall be limited to the trucking of not more than 5,000 gallons of water per week

-3-

from the Cottonwood Creek to its mining activity located at the Deer Trail Mine. Parties stipulate and agree that the diversion of the water by DEER TRAIL DEVELOPMENT CORPORATION'S employees shall be only through the placing of a pipe in Cottonwood Creek, permitting said pipe to fill its truck tank, and then removing the pipe from the flow of the creek. Parties stipulate and agree that DEER TRAIL DEVELOPMENT CORPORATION shall not dam or otherwise divert out of or for any purpose the waters in Cottonwood Creek nor will it interfere with the natural flow thereof. DEER TRAIL DEVELOPMENT CORPORATION agrees that it will not in any way divert, spread, and diminish the flow of Cottonwood Creek in any manner other than as described and agreed to herein.

VII

Parties recognize and agree that the irrigation rights in which the First Party and Pearson Investment Company is primarily interested are from the 15th of April to the 15th of October of each year. That the domestic rights run from January 1 to December 31 of each year. It is mutually agreed that the water use made by Second Party, DEER TRAIL DEVELOPMENT CORPORATION, falls into the classification which would be domestic or culinary use.

VIII

Parties stipulate and agree that if DEER TRAIL DEVELOPMENT CORPORATION'S use of water should exceed 5,000 gallons per week and said use is not during the irrigation season, then and in that event COTTONWOOD IRRIGATION COMPANY and/or PEARSON INVESTMENT COMPANY would not have any objection to the use by DEER TRAIL DEVELOPMENT CORPORATION of the full domestic right adjudicated in the Proposed Determination set out in detail herein. Parties further stipulate and agree that in the irrigation season, that is from the 15th of April to the 15th of October of each year, DEER TRAIL DEVELOPMENT CORPORATION shall be limited to its use of 5,000 gallons per week out of the waters of Cottonwood Creek.

IX

Parties to this agreement recognize that the waters of

-4-

Gold Creek and Cottonwood Creek are waters which are subject to the control of the State Engineer of the State of Utah and are waters whose use must be in accordance with the Cox Decree and/or the Proposed Determination of former State Engineer Bacon, and it is the intentions of the parties to use the water in accordance with the Cox Decree and the Proposed Determination of Bacon.

IN WITNESS WHEREOF, we have hereunto set our hands this 26th day of JULY, 1977.

COTTONWOOD IRRIGATION COMPANY

By [signature]

Title: [illegible]

ATTEST:

[signature]

Title: [illegible]

PARTY OF THE FIRST PART

DEER TRAIL DEVELOPMENT CORPORATION

By [signature]

Title: [illegible]

ATTEST:

[signature]

Title: [illegible]

-5-

EXHIBIT B

TO ASSIGNMENT OF CONTRACTUAL WATER RIGHT

PART 1

Crown Mines L.L.C. Claims Purchased by Deer Trail Mining Company, L.L.C.

Patented Claims Located in Piute County, Utah

CLAIM NAME		MINERAL SURVEY NUMBER
CLIFF		MS 41
DEER TRAIL		MS 42 A
DEER TRAIL	#01	MS 6365 A
DEER TRAIL	#01 MILLSITE	MS 6385 B
DEER TRAIL	#02	MS 6365 A
DEER TRAIL	#02 MILLSITE	MS 6365 B
DEER TRAIL	#03	MS 6365 A
DEER TRAIL	#03 MILLSITE	MS 6365 B
DEER TRAIL	#04	MS 6396
DEER TRAIL	#05	MS 6403 A
DEER TRAIL	#05 MILLSITE	MS 6403 B
DEER TRAIL	#07	MS 6403 A
DEER TRAIL	#08	MS 6736
DEER TRAIL	#09	MS 6736
DEER TRAIL	#10	MS 6736
DEER TRAIL	#20	MS 6736
DEER TRAIL	#30	MS 6717
DEER TRAIL	#33	MS 6717
DEER TRAIL	#34	MS 6717
DEER TRAIL	#35	MS 6717
DEER TRAIL	#36	MS 6717
DEER TRAIL	#37	MS 6717
DEER TRAIL	#38	MS 6736
DEER TRAIL FRAC.		MS 6717
DEER TRAIL MILLSITE		MS 42 B
DEWITT & FERGUSON		MS 52 A
*DEWITT & FERSUSON MILLSITE		MS 52 B
GREEN EYED MONSTER		MS 43 A
MONSTER APEX		MS 5972
MONSTER APEX #2		MS 5972
PLUTO		MS 46
SPHINX		MS 6397

TOTAL CLAIMS    32

*DEWITT & FERGUSON MILLSITE MINERAL RIGHTS ONLY

EXHIBIT B

To Water Rights Lease and Water Pipeline Easement Agreement

PART II

Crown Mines L.L.C. Claims Purchased by Deer Trail Mining Company, L.L.C.

Unpatented Claims Located in Piute County, Utah

CLAIM NAME	RECORDED BOOK	RECORDED PAGE	AMENDED BOOK PAGE	BLM SERIAL NUMBER
APEX LODE	D	452		95579
ATHENIA	D	423		95580
BUSTER	G	459		95585
BUSTER NO.1	G	460		95586
BUSTER NO.2	G	461		95587
BUSTER NO.3	G	461		95588
BUSTER NO.4	M	129		95589
BUSTER NO.5	M	130		95590
BUSTER NO.6	M	131		95591
BUSTER NO.7	M	131		95592
BUSTER NO.8	M	132		95593
BUSTER NO.9	M	133		95594
CALEDONIA LODE	D	588		95596
CINNABAR LODE	D	584		95599
CLIFF NO. 1	D	371		95600
CLIFF NO. 2	D	372		95601
CLIFF NO. 3	D	372		95602
CLIFF NO. 4	D	373		95603
CLIFF NO. 5	D	373		95604
CLIFF NO. 6	D	373		95605
CLIFF NO. 7	D	374		95606
CLIFF NO. 8	D	374		95607
COLUMBINE LODE	D	586		95608
CREST LODE	D	452		95610
DEER TRAIL EXT.	C	250		95666
DEER TRAIL EXT. NO. 01	C	250		95667
DEER TRAIL EXT. NO. 02	C	250		95668
DEER TRAIL EXT. NO. 03	C	251		95669
DEER TRAIL EXT. NO. 04	C	251		95670
DEER TRAIL EXT. NO. 05	C	252		95671
DEER TRAIL EXT. NO. 06	C	252		95672
DEER TRAIL EXT. NO. 07	C	253		95673
DEER TRAIL EXT. NO. 08	C	253		95674

DEER TRAIL EXT. NO. 09	C	253		95675
DEER TRAIL EXT. NO. 10	C	254		95676
DEER TRAIL EXT. NO. 11	C	254		95677
DEER TRAIL EXT. NO. 12	ll	710	JJ 65	353982
DEER TRAIL EXT. NO. 13	ll	711		353983
DEER TRAIL EXT. NO. 14	ll	772		353984
DEER TRAIL EXT. NO. 15	ll	713		353985
DEER TRAIL EXT. NO. 24	ll	722		353994
DEER TRAIL EXT. NO. 25	ll	723		353995
DEER TRAIL EXT. NO. 26	ll	724		353996
DEER TRAIL EXT. NO. 27	ll	725		353997
DEER TRAIL EXT. NO. 28	ll	726		353998
DEER TRAIL EXT. NO. 29	ll	727		353999
DEER TRAIL EXT. NO. 30	ll	728		354000
DEER TRAIL EXT. NO. 31	ll	729		354001
DEER TRAIL EXT. NO. 32	ll	730		354002
DEER TRAIL EXT. NO. 33	ll	731		354003
DEER TRAIL EXT. NO. 34	ll	732		354004
DEER TRAIL EXT. NO. 35	ll	733		354005
DEER TRAIL EXT. NO. 36	ll	734		354006
DEER TRAIL EXT. NO. 37	ll	735		354007
DEER TRAIL EXT. NO. 38	ll	736		354008
DEER TRAIL EXT. NO. 39	ll	737		354009
DEER TRAIL EXT. NO. 40	ll	738		354010
DEER TRAIL EXT. NO. 41	ll	739		354011
DEER TRAIL EXT. NO. 42	ll	740		354012
DEER TRAIL EXT. NO. 43	ll	741		354013
DEER TRAIL EXT. NO. 44	ll	742		354014
DEER TRAIL EXT. NO. 45	ll	743		354015
DEER TRAIL EXT. NO. 46	ll	744		354016
DEER TRAIL EXT. NO. 47	ll	745		354017
DEER TRAIL EXT. NO. 48	ll	746		354018
DEER TRAIL EXT. NO. 49	ll	747		354019
DEER TRAIL EXT. NO. 50	ll	748		354020
DEER TRAIL EXT. NO. 51	ll	749		354021
DEER TRAIL EXT. NO. 52	ll	750		354022
DEER TRAIL NO. 11	A	135		95612
DEER TRAIL NO. 12	A	142		95613
DEER TRAIL NO. 13	A	142		95614
DEER TRAIL NO. 14	A	143		95615
DEER TRAIL NO. 15	A	143		95616
DEER TRAIL NO. 16	A	144		95617

DEER TRAIL NO. 17	A	144	95618
DEER TRAIL NO. 18	A	145	95619
DEER TRAIL NO. 19	A	145	95620
DEER TRAIL NO. 21	24	114	95621
DEER TRAIL NO. 22	24	114	95622
DEER TRAIL NO. 23	24	115	95623
DEER TRAIL NO. 24	24	116	95624
DEER TRAIL NO. 25	24	117	95625
DEER TRAIL NO. 26	24	117	95626
DEER TRAIL NO. 27	24	118	95627
DEER TRAIL NO. 28	24	119	95628
DEER TRAIL NO. 29	24	120	95629
DEER TRAIL NO. 31	1	599	95630
DEER TRAIL NO. 32	24	122	95631
DEER TRAIL NO. 39	B	99	95632
DEER TRAIL NO. 40	B	100	95633
DEER TRAIL NO. 41	B	100	95634
DEER TRAIL NO. 42	B	101	95635
DEER TRAIL NO. 43	B	245	95636
DEER TRAIL NO. 44	B	246	95637
DEER TRAIL NO. 45	B	247	95638
DEER TRAIL NO. 46	B	245	95639
DEER TRAIL NO. 47	B	246	95640
DEER TRAIL NO. 48	B	270	95641
DEER TRAIL NO. 49	B	322	95642
DEER TRAIL NO. 50	B	322	95643
DEER TRAIL NO. 51	B	323	95644
DEER TRAIL NO. 52	B	323	95645
DEER TRAIL NO. 53	B	324	95646
DEER TRAIL NO. 54	B	324	95647
DEER TRAIL NO. 55	G	227	95648
DEER TRAIL NO. 56	G	227	95649
DEER TRAIL NO. 57	G	228	95650
DEER TRAIL NO. 58	G	229	95651
DEER TRAIL NO. 59	G	229	95652
DEER TRAIL NO. 60	G	230	95653
DEER TRAIL NO. 61	G	231	95654
DEER TRAIL NO. 62	G	231	95655
DEER TRAIL NO. 63	G	232	95656
DEER TRAIL NO. 64	G	233	95657
DEER TRAIL NO. 65	G	233	95658
DEER TRAIL NO. 66	G	234	95659

DEER TRAIL NO. 67	G	234	95660
DEER TRAIL NO. 68	G	235	95661
DEER TRAIL NO. 69	G	235	95662
DEER TRAIL NO. 70	G	236	95663
DEER TRAIL NO. 71	G	237	95664
DEER TRAIL NO. 72	G	447	95665
FALCON LODE	D	584	95681
FIRE FLY LODE	D	584	95682
GOLDEN EAGLE LODE	D	583	95693
GORGE LODE	D	453	95697
GRAND VIEW LODE	D	423	95698
HIDDEN TREASURE AMENDED	D	589	95701
JONQUIL LODE	D	587	95705
KIESTER	D	586	95706
LA CIGALE	D	587	95707
LINDA PLACER	N	125	95709
LOWER CONTACT	D	450	95714
MONSTER #3	B	123	95719
MONSTER #4	B	123	95720
MONSTER #5	B	124	95721
MONSTER #6	B	124	95722
MONSTER #7	B	125	95723
MONSTER #8	B	125	95724
MONSTER #9	B	126	95725
MOUNTAIN CHIEF AMENDED	D	589	95726
MOUNTAIN CHIEF NO. 1	M	128	95727
MOUNTAIN CHIEF NO. 2	M	129	95728
OLD CHANNEL LODE	D	464	95747
OLD CHANNEL LODE NO. 1	M	81	95748
PORCUPINE LODE	D	588	95742
PORTAL LODE	D	453	95749
PORTAL NO. 1	M	82	95750
PORTAL NO. 2	M	83	95751
PYRITE LODE	D	585	95729
RED KNOLL LODE	D	453	95731
SANTA MARIA	D	464	95735
SILVER WEDGE	D	422	95737
SLOPE NO. 1	D	450	95752
SLOPE NO. 2	D	451	95753
SLOPE NO. 3	D	451	95754

SLOPE NO. 4	M	83	95755
SLOPE NO. 5	M	127	95756
SLOPE NO. 6	M	127	95757
SNOW SHOE LODE	D	583	95760
SYLVIA PLACER	N	126	95763
TAMARAC LODE	D	585	95764
THE REEF LODE	D	588	95732
TOMAHAWK LODE	D	583	95767
TOPAZ LODE	D	587	95768
VICTORY LODE	D	586	95771
WHITE FLINT LODE	D	423	95776
WILD CAT LODE	D	585	95758
WOODLAND LODE	D	451	95759

TOTAL CLAIMS	170